UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM 8-K/A
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): January 18, 2018

                                 AMERICANN, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)

        Delaware                       000-54231              27-4336843
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 (State or other jurisdiction    (Commission File No.)      (IRS Employer
  of incorporation)                                         Identification No.)

                          3200 Brighton Blvd., Unit 144
                                Denver, CO 80216
                      -----------------------------------
          (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code: (303) 862-9000

                        _______________________________
          (Former name or former address if changed since last report)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

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Item 8.01   Other Events

     Beginning September 21, 2014, we entered into a series of agreements with Wellness Group Pharms, LLC ("WGP"), an entity that was pursuing licenses to operate marijuana cultivation facilities under the Illinois Compassionate Use of Medical Cannabis Pilot Program Act. On February 2, 2015 WGP was granted a license to operate a cultivation facility. As amended, these agreements provided, among other things, that we were to provide working capital advances to WGP, with any advances accruing interest at a rate of 18% per annum.

     Between February 2015 and April 2015, we made working capital advances to WGP totaling $673,294. We also funded costs totaling $332,357 to begin construction of WGP's cultivation facility. Due to WGP's failure to comply with the terms of these agreements, and repeated lack of good faith and fair dealing, we terminated the agreements with WGP.

     On April 7, 2017 we filed an arbitration claim against WGP. The arbitration hearing commenced on January 8, 2018 and concluded on January 10, 2018.

     On March 15, 2018, the arbitration panel issued its final award and awarded us $1,761,675. This award consisted of $1,045,000, plus interest at the rate of 18% per year from April 18, 2015 through March 15, 2018 ($550,000), our attorneys' fees and costs ($113,865), and arbitration fees and expenses ($52,810).

     The American Arbitration Association will also return to us $32,562 which we paid to the AAA as deposits during the course of the arbitration proceeding.

     The arbitration award issued on March 15, 2018 is final and not subject to appeal or counterclaim.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 20, 2018.

                                    AMERICANN, INC.

                                    By: /s/ Timothy Keogh
                                        --------------------------------
                                        Timothy Keogh, Chief Executive Officer






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